Exhibit 10.17

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

ON SEMICONDUCTOR

ASIC DEVELOPMENT AND SUPPLY AGREEMENT

This ASIC Development and Supply Agreement (“Agreement”) is made and entered into as of the 25th day of March, 2013 (“Effective Date”) by and between Semiconductor Components Industries, LLC a Delaware limited liability company (d/b/a ON Semiconductor) having its principal place of business at 5005 E. McDowell Road, Phoenix, Arizona 85008, U.S.A., and ON Semiconductor Trading, Ltd., a corporation organized under the laws of Bermuda and having a principal place of business at Hamma Building – 3rd Floor, 1 Lane Hill, Hamilton HM19, Bermuda, on its own behalf and on behalf of its subsidiaries and affiliates (collectively “ON SEMICONDUCTOR”, it being understood that Semiconductor Components Industries, LLC and ON Semiconductor Trading, Ltd. shall be jointly liable for compliance with this Agreement by ON SEMICONDUCTOR), and Square, Inc., a Delaware corporation having its principal place of business at 901 Mission Street, San Francisco, California, 94103 (“SQUARE”). ON SEMICONDUCTOR and SQUARE also are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

For purposes of clarity, the Parties agree that Semiconductor Components Industries, LLC shall be the responsible and applicable seller for any and all bill to addresses or purchase orders for delivery to any locations in the territory of the United States or its possessions, or Mexico or Brazil (hereinafter “US Sales Locations”), and that ON Semiconductor Trading Ltd. shall be the responsible and applicable seller for any and all bill to addresses or purchase orders for delivery to any worldwide locations other than US Sales Locations.

WHEREAS, SQUARE is engaged in the business of designing, developing and manufacturing products used for electronic payments; and

WHEREAS ON SEMICONDUCTOR develops, manufactures, and sells a broad range of integrated circuits which are used in a wide variety of applications for a number of end user including industrial and consumer products; and

WHEREAS the Parties wish to define the general terms and conditions governing the development by ON SEMICONDUCTOR and SQUARE of Application Specific Integrated Circuits (“ASIC’s”) for sale to SQUARE and/or Authorized Purchaser(s) (as defined below);

NOW, THEREFORE, in consideration of the above promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1:	SUBJECT OF THIS AGREEMENT

These general terms and conditions shall apply to all ASIC development projects performed by ON SEMICONDUCTOR for SQUARE, subject to any variations that may be agreed upon in writing between the Parties.

ARTICLE 2:	DEFINITIONS

When used in this Agreement, the following words and expressions shall have the meaning as stated below, unless the context otherwise requires:

A. “ASIC Specification” means the ASIC specification detailing functions, capabilities, and features of the Product and any expressly referenced qualifications and reliability testing requirements, and criteria identified in Exhibit A, as such specification may be amended from time to time by the Parties by mutual agreement in writing.

B. “Authorized Purchaser” means the entity authorized by SQUARE to purchase Products from ON SEMICONDUCTOR pursuant to the Exhibit D Letter of Authorization signed by SQUARE and Authorized Purchaser, provided, however, that, (i) in the event ON SEMICONDUCTOR has reasonable grounds to doubt the Authorized Purchaser’s creditworthiness, SQUARE shall, upon ON SEMICONDUCTOR’s written request, provide any documentation available to SQUARE regarding such creditworthiness and consult in good faith with ON SEMICONDUCTOR, (ii) ON SEMICONDUCTOR shall not refuse to sell Products to the Authorized Purchaser if the documentation or other information provided by SQUARE is reasonably sufficient to confirm the Authorized Purchaser’s creditworthiness; and (iii) if the Authorized Purchaser is not an ON SEMICONDUCTOR direct purchaser, ON SEMICONDUCTOR may sell Product to such Authorized Purchaser through an ON SEMICONDUCTOR distributor. Subject to limitations set forth herein, ON SEMICONDUCTOR agrees to sell Product to the Authorized Purchaser and to extend to the Authorized Purchaser the same terms and conditions for the Products as set forth in this Agreement. All Products sold to SQUARE and the Authorized Purchaser shall be aggregated by SQUARE for the purpose of determining any applicable volume discounts or commitments.

C. “Background Intellectual Property Rights” means any and all Intellectual Property Rights which (i) at [***] were owned or controlled [***] or (ii) [***] or (iii) [***].

D. “Competing Product” means any product or technology used or incorporated in a debit or credit card reader.

E. “Confidential Information” means any non-public information, whether in tangible, machine readable, or electronic form, disclosed by one Party (“Discloser”) to the other (“Recipient”), which the Discloser identifies at the time of disclosure as confidential and/or proprietary by means of a legend, marking, stamp or other notice conspicuously designating the information to be confidential and/or proprietary, or information disclosed orally or visually by a

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Party to this Agreement, where the Discloser identifies such information as confidential and/or proprietary at the time of its disclosure and, within thirty (30) days after such oral or visual disclosure, reduces the subject matter of the disclosure to a tangible or electronic form properly identified in the manner described above and submits it to the Recipient. Confidential Information includes, without limitation, this Agreement, including the exhibits hereto, and any specification, layout, design, drawing, formula, technique, algorithm, know-how, sample product, test data, information related to engineering, manufacturing, sales, marketing, management or quality control, financial information or other information related to the business operations of the Discloser (including without limitation, with respect to Square, timing and quantity of product ordering).

F. “Development Activities” means the development activities with respect to the Product set forth in the applicable SOW.

G. “Development Phase” is defined as that time before the Product Release Date.

H. “Engineering Samples” means initial pre-production samples verified to best available tests at room temperature, assembled in non-production packaging, and intended for initial evaluation purposes only.

I. “Foreground Intellectual Property Rights” means all Intellectual Property Rights [***]. Foreground Intellectual Property Rights do not include either Party’s Background Intellectual Property Rights.

J. “Intellectual Property Rights” or “Intellectual Property” or “IPR” means any and all intellectual property rights worldwide arising under statutory or common law or by contract and whether or not perfected, now existing or hereafter filed, issued, or acquired, including without limitation (a) all present and future patents and patent applications and all reissues, divisions, renewals, extensions, continuations and continuations-in-part thereof; (b) inventions, invention disclosures, improvements, trade secrets, manufacturing processes, test and qualification processes, technical designs, compositions, formulae, models, schematics, proprietary information, know-how, technology, technical data and mask works, and all documentation relating to any of the foregoing; (c) registered and unregistered copyrights (without limitation copyright on designs, software, both source and object code, mask works, and all derivative works thereof), copyright registrations and applications therefore; (d) industrial designs and any registrations and applications therefore; and (e) any other form of intellectual property protection afforded by law which otherwise arises or is enforceable under the laws of any jurisdiction or any bi-lateral or multi-lateral treaty regime.

K. “Mask Works” means one or more series of related images however fixed or encoded (a) used during the semiconductor fabrication process, (b) having or representing the predetermined three dimensional pattern of metallic, insulating or semiconductor material present or removed from the layers of a semiconductor chip product, and (c) in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product as defined by the U.S. Semiconductor Chip Protection Act of 1984.

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L. “ON SEMICONDUCTOR Deliverables” means any Product samples, prototypes, documentation and other Confidential Information supplied by ON SEMICONDUCTOR to SQUARE pursuant to a Statement of Work.

M. “ON SEMICONDUCTOR Foreground Intellectual Property Rights” means all Intellectual Property Rights conceived, created or developed [***], within the scope of this Agreement [***].

N. “Product(s)” means an ASIC developed specifically for SQUARE, as further defined in the applicable Statement of Work and meeting the requirements of the applicable ASIC Specification.

O. “Product Release Date” means the date of SQUARE’s written approval of the Production Prototypes.

P. “Production Activities” means the activities related to the manufacturing of Production Product following the Product Release Date.

Q. “Production Product” means Product manufactured following the Product Release Date.

R. “Production Prototypes” means production samples of Product built using final production processes, assembled in final production package, verified to conform to the ASIC Specification, and subjected to final product qualification testing.

S. “Product Topography” means the final and complete integrated circuit topography of the applicable ASIC as uniquely configured to the ASIC Specification and considered as a whole. Product Topography does not include any Mask Works or IPR thereof in the proprietary standard cells, libraries, macros and/or other design data that comprise the individual elements of the integrated circuit topography.

T. “Square Deliverables” means any software, schematics, specifications, netlists, microcode, designs, or techniques and other Confidential Information supplied by SQUARE to ON SEMICONDUCTOR for use in the design of the Product or otherwise incorporated therein.

U. “Square Owned Foreground Intellectual Property Rights” means all Intellectual Property Rights conceived, created or developed solely by or on behalf (other than by ON SEMICONDUCTOR) of SQUARE, within the scope of this Agreement since [***].

V. “Statement of Work” or “SOW” means a separate document attached to this Agreement that is substantially similar to the form set forth in Exhibit B and details the specific tasks to be performed by the Parties with respect to a particular Product.

ARTICLE 3:	DEVELOPMENT EFFORTS

3.1. SQUARE Deliverables. SQUARE will provide ON SEMICONDUCTOR with the Square Deliverables and all other necessary documents and information as further detailed in

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the relevant Statement of Work or applicable ASIC Specification according to the delivery schedule detailed in the relevant document. The accuracy and integrity of the SQUARE Deliverables is and remains the entire responsibility of SQUARE.

3.2. ON SEMICONDUCTOR Tasks. ON SEMICONDUCTOR shall use all commercially and technically reasonable efforts to complete the development work according to the relevant SOW and/or ASIC Specification.

3.3. SQUARE Tasks. SQUARE hereby agrees to reasonably participate in the development of the Product(s) and shall render all reasonably required assistance, skill, and support to perform its obligations under this Agreement and as stipulated in the relevant SOW.

ARTICLE 4:	PROGRESS REVIEW

4.1. Progress Reports. ON SEMICONDUCTOR will send at regular intervals (not less often than every two weeks) a progress report to the SQUARE’s program manager, procurement manager, or other designee as set forth in the relevant SOW.

4.2. Progress Reviews. The Parties will hold regular progress review meetings at times and places mutually agreed upon (not less often than every two weeks) to discuss the progress and the results, as well as the ongoing plans, or changes therein, with regard to the development of the Product(s). The SOW shall identify the Project Leader (and/or Program Manager) and key designers designated by ON SEMICONDUCTOR to perform the Development Activities (collectively “Key Members”). ON SEMICONDUCTOR may not replace any of the Key Members without providing SQUARE with prior written notice.

ARTICLE 5:	PAYMENT

5.1. NRE Payment. SQUARE will pay ON SEMICONDUCTOR the amount due for the development of the Product by ON SEMICONDUCTOR for SQUARE as set forth in the applicable SOW (“NRE”).

5.2. Invoices. Invoicing of the NRE shall take place in accordance with the payment schedule as detailed in the applicable SOW. All invoices are payable within thirty (30) days of the date of invoice.

ARTICLE 6:	CHANGE REQUEST PROCEDURE

6.1. Changes. Either Party may from time to time, during performance hereunder, request changes in the ASIC Specification and/or SOW. Such changes shall be implemented only upon the mutual written agreement of both Parties subject to the following conditions: (i) SQUARE shall have no obligation to agree to any change request by ON SEMICONDUCTOR that SQUARE believes would adversely affect the pricing or operation of the Product in SQUARE’s application; and (ii) neither Party shall unreasonably withhold, delay or condition its approval of a technically reasonable request. Any change request once agreed to by both Parties shall be treated as an Agreement modification and the terms of the relevant document, such as the NRE, pricing or development milestone schedule, shall if necessary be adjusted to take account thereof. No ASIC Specification changes will be implemented by ON SEMICONDUCTOR except and until such ASIC Specification changes and the consequences thereof have been agreed upon in writing and accepted by the Parties.

6.2. Payment for Changes. Payment of the charges in excess of the original NRE (if applicable) occasioned by the additional development work required by such agreed-upon change shall be made by SQUARE to ON SEMICONDUCTOR according to the mutually agreed-upon payment schedule and amount set forth in a written amendment to the applicable SOW and within thirty (30) days of the date of the invoice pertaining to such additional work.

ARTICLE 7:	TERM AND TERMINATION OF THIS AGREEMENT

7.1. Term. This Agreement shall enter into force on the Effective Date and shall remain in force for a period of three (3) years (“Initial Term”) and thereafter shall be automatically extended by one-year periods, unless by the end of the original or any extended term hereof, the Agreement is terminated by either Party by giving a nine (9) months written notice of termination to the other Party prior to the end of the Initial Term or the then-applicable renewal term.

7.2. SQUARE’s Termination for Convenience During Development Phase. SQUARE may terminate this Agreement and any Development Activities hereunder for convenience immediately upon written notice, provided, however, that SQUARE shall remit to ON SEMICONDUCTOR within [***] of such termination such portion of the unpaid balance of the NRE as is sufficient to encompass the work performed by ON SEMICONDUCTOR up to the date of termination, further provided that, upon receipt of SQUARE’s notice, ON SEMICONDUCTOR shall immediately cease its Development Activities and shall use commercially reasonable efforts to cancel all obligations incurred by it in connection with such Development Activities as soon as reasonably practicable. In no event shall SQUARE’s liability to ON SEMICONDUCTOR under this Article 7.2 exceed [***].

7.3. Termination During Development Phase. In the event that ON SEMICONDUCTOR identifies issues that may affect the technical feasibility of the production of the Product or determines that it cannot complete the Development Activities according to the relevant SOW, ON SEMICONDUCTOR shall promptly inform SQUARE thereof, and the Parties shall work in good faith to resolve any issues with respect to the technical feasibility of the production of the Product identified by ON SEMICONDUCTOR. If the parties are unable to resolve such issues within thirty (30) days, either Party may terminate the Agreement upon written notice to the other Party. In such case, SQUARE shall not be required to pay additional NRE to ON SEMICONDUCTOR and ON SEMICONDUCTOR shall not be required to repay any amounts to SQUARE.

7.4. Breach. Either Party shall have the right to terminate this Agreement, or any development activities hereunder for material breach of this Agreement, provided that thirty (30) days notice in writing is given to the defaulting Party and such breach has not been remedied prior to the expiration of such notice period.

7.5. Survival of Provisions. The termination or expiration of this Agreement however arising shall be without prejudice to the provisions of Article 8 (Representations and Warranties), Article 9 (Production Product Warranty), Article 10 (Quality, Safety, and Packaging Requirements), Article 11 (Indemnification), Article 12 (Limitation of Liability), Article 13 (Confidentiality), Article 14 (Ownership), and to any other express obligations in this Agreement of a continuing nature and to any right of either Party which may have accrued at or up to the date of termination.

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ARTICLE 8:	REPRESENTATIONS AND WARRANTIES

8.1. General Representation. Each Party represents and warrants that: (i) it has the right to enter into this Agreement and to grant to the other Party the rights granted hereunder without breaching any other agreements to which it is a party; and (ii) it has all of the permits and approvals necessary to perform the activities contemplated under this Agreement in accordance with applicable laws.

8.2. Development Warranty. ON SEMICONDUCTOR warrants that its performance of the SOW will be performed by employees, consultants, contractors and agents of ON SEMICONDUCTOR who are skilled in their profession and in accordance with high standards of workmanship in their profession. ON SEMICONDUCTOR warrants that the Product will be developed by ON SEMICONDUCTOR in accordance with the applicable ASIC Specification and will meet the function described therein.

8.3. Remedy Development Warranty. SQUARE shall notify ON SEMICONDUCTOR promptly in writing upon discovery of any failure in ON SEMICONDUCTOR’s performance as warranted hereunder. ON SEMICONDUCTOR shall comply with the response levels set forth in Exhibit F (“Warranty Response Times”), and after consultation with SQUARE in good faith, at ON SEMICONDUCTOR’s sole option, shall use its best efforts to either repair or replace pre-production Products or repeat the development tasks until resolution of the relevant issues as soon as reasonably practicable.

8.4. Future SOW Warranties. The Parties acknowledge that the SQUARE Deliverables under the SOW dated March 25, 2013 are in an industry standard format. In the even that the Parties enter into future SOWs that contemplate SQUARE providing data to ON SEMICONDUCTOR in a format other than an industry standard format, upon request by ON SEMICONDUCTOR, the Parties will negotiate in good faith a mutually acceptable start of project warranty with respect to such SQUARE provided data.

ARTICLE 9:	PRODUCTION PRODUCT WARRANTY

9.1. ON SEMICONDUCTOR warrants that its Production Products will, at the time of shipment and for a period of [***] thereafter, be free from defects in material and workmanship and will conform to the ASIC Specification and applicable SOWs approved in writing by SQUARE and ON SEMICONDUCTOR. SQUARE or SQUARE’s Authorized Purchaser must advise ON SEMICONDUCTOR in writing of any claims within the warranty period and obtain ON SEMICONDUCTOR’s return authorization, and return the Products to a

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facility or location directed by ON SEMICONDUCTOR. If the Products do not conform to the ASIC Specification, ON SEMICONDUCTOR shall comply with the Warranty Response Times and implement corrective actions and use best efforts to replace the non-conforming Products within 14 days from SQUARE’s notice of non-conformance without additional payment by SQUARE or its Authorized Purchaser, and shall reimburse SQUARE or its Authorized Purchaser for any commercially reasonable cost of transporting the non-conforming Products. In no event, however, shall ON SEMICONDUCTOR be responsible for any non-conformance or other defects in the Products resulting from improper handling after delivery, misuse, neglect, improper installation or operation, repair, alteration, accident by SQUARE, any Authorized Purchaser and their respective agents, or for any other cause not attributable to defective workmanship or failure to meet specifications on the part of ON SEMICONDUCTOR.

9.2. SOFTWARE PROGRAMS ARE NOT WARRANTED AND ARE PROVIDED ON AN “AS IS” BASIS ONLY.

9.3. THIS WARRANTY EXTENDS TO SQUARE AND ITS AUTHORIZED PURCHASER(S) ONLY AND MAY BE INVOKED ONLY BY SQUARE AND ITS AUTHORIZED PURCHASER(S) FOR THE APPLICABLE CUSTOMER(S). ON SEMICONDUCTOR WILL NOT ACCEPT WARRANTY RETURNS FROM SQUARE’S CUSTOMERS OR USERS OF SQUARE’S PRODUCTS. THIS WARRANTY DOES NOT APPLY TO DEFECTS ARISING AS A RESULT OF SQUARE’S DESIGN. (HOWEVER, FOR CLARITY, IT WILL ACCEPT RETURNS FROM SQUARE AND/OR THE AUTHORIZED PURCHASER(S)).

9.4. THE FOREGOING WARRANTY CONSTITUTES ON SEMICONDUCTOR’S EXCLUSIVE LIABILITY AND THE EXCLUSIVE REMEDY OF SQUARE FOR ANY BREACH OF WARRANTY OR NON-CONFORMITY OF THE PRODUCTS. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE WARRANTIES FOR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

ARTICLE 10:	QUALITY, SAFETY, AND PACKAGING REQUIREMENTS

10.1. Requirements and Qualifications. ON SEMICONDUCTOR will comply, at its cost, with the quality, safety, environmental and regulatory requirements set forth in ON SEMICONDUCTOR’S Quality Standards, or in the absence of such requirements, with good commercial practice and applicable law. ON SEMICONDUCTOR will maintain reasonable records sufficient to document its compliance.

10.2. All Products shall be packaged in accordance with ON SEMICONDUCTOR’S Packing and Labeling Reference Manual, attached as Exhibit E and any successor document acceptable to SQUARE.

10.3. Failures and Safety Risks. If ON SEMICONDUCTOR has reason to believe that any ON SEMICONDUCTOR Deliverables or Product provided under this Agreement may fail

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to comply with the requirements of Section 10.1, ON SEMICONDUCTOR will notify SQUARE immediately, and promptly take action to diagnose and remedy any noncompliance. ON SEMICONDUCTOR will reimburse SQUARE for all reasonable, incremental, actual, and documented related expenses incurred by SQUARE to respond to and address any such non-compliance SQUARE shall proactively make all commercially reasonable efforts to mitigate costs incurred.

ARTICLE 11:	INDEMNIFICATION

11.1. ON SEMICONDUCTOR shall defend, indemnify, and hold SQUARE and Authorized Purchasers harmless from and against any claim brought against SQUARE including payment of any resulting damages (including costs and attorneys’ fees) awarded against SQUARE by a court of competent jurisdiction, insofar as such claim is based on an allegation that any Product(s) (including for clarity Production Products) supplied by ON SEMICONDUCTOR under this Agreement infringes [***] Intellectual Property, provided that SQUARE gives timely written notice to ON SEMICONDUCTOR of any such claim(s) and provides reasonable assistance to ON SEMICONDUCTOR in the defense of such claim at ON SEMICONDUCTOR’s cost. SQUARE agrees that, subject to Section 12.2, ON SEMICONDUCTOR shall have sole control of the defense and all related settlement negotiations, provided that (i) ON SEMICONDUCTOR shall keep SQUARE reasonably informed about the status of such defense (including any material deadline) and settlement negotiations, (ii) SQUARE may participate in such defense or settlement negotiations with its own counsel at SQUARE’S expense and (iii) ON SEMICONDUCTOR shall not settle or consent to the entry of any judgment that imposes any liability or restriction on SQUARE or Authorized Purchasers without SQUARE’s prior written consent. This indemnity does not extend to any claim to the extent based on (a) ON SEMICONDUCTOR’s compliance with SQUARE’s contributions to the ASIC Specification, (b) the use of SQUARE Background IPR, (c) a modification to the Product(s) by or on behalf of SQUARE not authorized by ON SEMICONDUCTOR, if the alleged infringement would not have occurred but for such modification, or (d) combination of the Product(s) by or on behalf of SQUARE, with other products, technology or software, if the alleged infringement would not have occurred but for such combination, or (e) use of any Product(s) other than as expressly authorized by this Agreement, nor does this indemnity extend to any claim that is part of any third party litigation pending or threatened in writing against SQUARE prior to the Effective Date.

In the event that any Product(s) (including for clarity Production Products) are held to infringe or the use of such that the Product(s) is enjoined, or may in both Party’s reasonable opinions infringe on any third party Intellectual Property Rights, ON SEMICONDUCTOR shall after consultation with SQUARE, and at ON SEMICONDUCTOR’S sole option (a) obtain the right to continue using such Product(s) or (b) modify the Product(s) to make them non-infringing provided that ON SEMICONDUCTOR can do so within the requirements of the applicable ASIC Specification. If neither (a) nor (b) is commercially practical, ON SEMICONDUCTOR shall refund to SQUARE the purchase price received with respect to such affected Product and reimburse SQUARE for all commercially reasonable transportation costs incurred by SQUARE to remove and/or replace the affected Products with other products, in which case SQUARE’s rights and licenses with respect thereto will terminate and ON SEMICONDUCTOR shall make all commercially reasonable efforts to avoid disrupting the supply of Products from ON SEMICONDUCTOR to SQUARE, provided, however, that SQUARE may terminate the whole Agreement upon written notice to ON SEMICONDUCTOR without liability to either Party.

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11.2. THIS SECTION STATES EACH PARTY’S ENTIRE LIABILITY FOR ANY INTELLECTUAL PROPERTY INFRINGEMENT.

11.3. SQUARE shall defend, indemnify, and hold ON SEMICONDUCTOR harmless from and against any claim brought against ON SEMICONDUCTOR including payment of any resulting damages, liabilities and costs (including costs and attorneys’ fees) awarded against ON SEMICONDUCTOR by a court of competent jurisdiction, insofar as such claim is based on an allegation of infringement of any third party Intellectual Property to the extent relating to (a) the use of SQUARE Background IPR in accordance with this Agreement, (b) ON SEMICONDUCTOR’s compliance with SQUARE’s contributions to the ASIC Specification, (c) SQUARE’s modification to the Products if the alleged infringement would not have occurred but for such modification, (d) SQUARE’s combination of the Product with other products, technology or software by SQUARE, if the alleged infringement would not have occurred but for such combination, and/or (e) SQUARE’s use of any Product(s) other than in accordance with this Agreement, provided however, that ON SEMICONDUCTOR shall notify SQUARE promptly of any such claim(s) and cooperate reasonably in the defense of such claim, and that, subject to Section 12.2, SQUARE shall have sole control of the defense and all related settlement negotiations, provided that (i) SQUARE shall keep ON SEMICONDUCTOR reasonably informed about the status of such defense (including any material deadline) and settlement negotiations, (ii) ON SEMICONDUCTOR may participate in such defense or settlement negotiations with its own counsel at ON SEMICONDUCTOR’S expense and (iii) SQUARE shall not settle or consent to the entry of any judgment that imposes any liability or restriction on ON SEMICONDUCTOR without ON SEMICONDUCTOR’s prior written consent.

ARTICLE 12:	LIMITATION OF LIABILITY

12.1. Limitations During Development Activities. The Parties expressly agree that, except for damages awarded to third parties and covered under Article 11, and breach of the obligations under Articles 13 and Section 14.5 (first two sentences), each Party’s total liability for any kind of loss, damage or liability arising under or in connection with Development Activities under this Agreement, under any theory of liability, shall in no event exceed the NRE actually paid or payable by SQUARE to ON SEMICONDUCTOR under this Agreement.

12.2. Limitations During Production Activities. The Parties expressly agree that, except for the indemnification obligations under Articles 11 and breach of Article 13 and Section 14.5 (first two sentences), each Party’s total liability for any kind of loss, damage or liability arising under or in connection with Production Activities under this Agreement, shall not exceed [***]. Each Party’s total liability with respect to the indemnification obligations under Article 11 and breach of Article 13 and Section 14.5 (first two sentences) shall not exceed [***]. Damages stemming from events with substantially similar root causes are agreed to be aggregated to constitute one singular claim and shall have only one date of occurrence, deemed to occur when the claim first arises.

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12.3. EXCEPT FOR [***] BREACH OF SECTIONS 13 AND 14.5 (FIRST TWO SENTENCES), IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF USE, LOSS OF OPPORTUNITY, MARKET POTENTIAL, GOODWILL AND/OR PROFIT, LOSS OF REPUTATION AND OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT WHETHER BASED ON CONTRACT, TORT, THIRD PARTY CLAIMS OR OTHERWISE, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.4. For purposes of this Article 12 only, the Production Activities shall be deemed to commence as of the date of the first purchase order for a Production Product. Until such time, the obligations of the parties shall be deemed to fall within Development Activities.

12.5. Notwithstanding any language to the contrary, SQUARE’s obligations for payment under Article 5, and Exhibit C Section VI are not subject to any of the limitations in this Article 12.

ARTICLE 13:	CONFIDENTIALITY

Notwithstanding the terms of the Confidential Disclosure Agreement, effective [***] between the Parties (the “NDA”), each Party will for a period of five (5) years after receipt of the other Party’s Confidential Information treat as confidential all Confidential Information of the other Party, will not use the Confidential Information except as expressly set forth herein or otherwise authorized in writing, will implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of the other Party’s Confidential Information and will not disclose the Confidential Information to any third party except as may be necessary and required in connection with the rights and obligations of such Party under this Agreement, and subject to confidentiality obligations at least as protective as those set forth herein. Without limiting the foregoing, each of the Parties will use at least the same procedures and degree of care which it uses to prevent the disclosure of its own Confidential Information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other Party under this Agreement, but in no event less than reasonable care.

Notwithstanding the above, neither Party will have liability to the other with regard to any Confidential Information of the other which:

(a)	is now available or becomes available to the public without breach of this Agreement;

(b)	is known by the receiving Party at the time of disclosure and is not subject to restriction;

(c)	is independently developed or learned by the receiving Party;

(d)	is lawfully obtained from a third party which has the right to make such disclosure; or

(e)	is released for publication or use by the disclosing Party in writing.

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It is expressly understood that any drawings, blueprints, descriptions, or other papers, resumes, documents, tapes, or any other media transferred by the disclosing Party hereunder, and all copies, modifications, and derivatives thereof, will remain the property of the disclosing Party, and the receiving Party is authorized to use those materials only in accordance with the terms and conditions of this Agreement. Notwithstanding the period of confidentiality set forth herein, the receiving Party may not knowingly transfer such material or any part of it to any third party. Upon termination and upon written request, the receiving Party will, at the disclosing Party’s option, either return all Confidential Information (including Technical Information) to the disclosing Party along with all copies and/or derivatives made, including that on computer databases and copies of portions of the Confidential Information, or destroy all such Confidential Information and certify by written memorandum that all such Confidential Information has been destroyed, except that the receiving Party may retain archival copies of the Confidential Information, which are to be used only in case of a dispute concerning this Agreement.

ARTICLE 14:	OWNERSHIP

14.1. Ownership. The design, development, or manufacture by ON SEMICONDUCTOR of Product(s) shall not be deemed to produce a work made for hire. All Background Intellectual Property Rights that belong to either Party shall remain with such Party. Subject to the license set forth in Section 14.2.1 and to Section 14.2.2, [***] shall be jointly owned by the Parties [***].

14.2. License to [***].

14.2.1 ON SEMICONDUCTOR hereby grants to SQUARE a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid up license, without the right to sublicense, under [***].

14.2.2 Notwithstanding anything to the contrary, ON SEMICONDUCTOR may not use, license or otherwise exploit [***].

14.3. SQUARE Deliverables. [***]

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Background Intellectual Property Rights in the SQUARE Deliverables and any Square Foreground Intellectual Property Rights to design, make, have made, test, have tested, package, import, distribute and sell Products to SQUARE or SQUARE designees in accordance with performance under this Agreement.

14.4. Tooling. ON SEMICONDUCTOR shall retain title to and possession of all tooling of any kind used in the production of the Product hereunder including, but not limited to, pattern generator tapes, reticles and probe cards used in the production of the Product hereunder (such reticles and test fixtures, “Licensed Tooling”). To the extent that the Products incorporate, in whole or in part, proprietary standard cells, libraries, macros and/or other design data of ON SEMICONDUCTOR, notwithstanding anything in this Agreement to the contrary (but subject in each case to the licenses granted under this Agreement), ON SEMICONDUCTOR retains exclusive ownership of all such proprietary standard cells, libraries, and macros, and all rights in Mask Works in and to all Products developed under this Agreement.

14.5. Mask Works. Subject to SQUARE’s payment in full to ON SEMICONDUCTOR of the NRE, ON SEMICONDUCTOR grants to SQUARE a perpetual, irrevocable, royalty-free, fully paid up and sublicensable (as needed for third parties to incorporate Product(s) into SQUARE products and commercialize such products) license to exercise all rights in the Mask Works embodied in the Product and in the Licensed Tooling. Such license is sole and exclusive (including as to ON SEMICONDUCTOR) with respect to the Product Topography and Licensed Tooling and non-exclusive with respect to the Mask Works embodied in ON SEMICONDUCTOR’s individual proprietary standard cells, libraries, macros and other design data contained in the Product. Furthermore, notwithstanding anything to the contrary, the parties agree that [***]. SQUARE shall have the right (at its sole discretion and expense) to pursue infringement actions against third party infringers of rights in the Mask Works licensed to SQUARE hereunder. However, nothing contained herein shall in any way limit ON SEMICONDUCTOR’s unrestricted right, at its sole discretion and expense and for its sole benefit, to institute an infringement action against any third party that ON SEMICONDUCTOR determines has infringed any Mask Work rights of ON SEMICONDUCTOR pertaining to ON SEMICONDUCTOR’s proprietary standard cells, libraries, macros and/or other design data. Except as set forth in this Agreement, ON SEMICONDUCTOR or its licensees or customers shall have the unrestricted right to use existing and/or future proprietary standard cells, libraries, macros and/or design data of ON SEMICONDUCTOR worldwide to design, make, have made, import, distribute and sell semiconductor products of any nature whatsoever.

ARTICLE 15:	ASSIGNMENT – SUBCONTRACTING

15.1. Assignment. Except upon prior written consent of the other Party, neither Party may assign any right or obligation it may have under this Agreement except to an affiliate or a successor to all or substantially all of the assets (whether by merger, acquisition or sale) to which this Agreement relates.

15.2. Subcontracting. During the performance of the development work by ON SEMICONDUCTOR for SQUARE, ON SEMICONDUCTOR can use the services of its subcontractors and/or consultants provided that ON SEMICONDUCTOR remains fully liable for the performance of ON SEMICONDUCTOR and its subcontractors or consultants hereunder.

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

ARTICLE 16:	SUPPLY AGREEMENT

ON SEMICONDUCTOR shall supply Production Products to SQUARE in accordance with the terms set forth in Exhibit C.

ARTICLE 17:	INTEGRATION

This Agreement and the Exhibit(s) annexed hereto collectively constitute the entire agreement between the Parties with respect to the subject matter hereof. This Agreement supersedes and repeals all previous negotiations or understandings between the Parties relating to the subject matter hereof.

ARTICLE 18:	MODIFICATION

This Agreement may not be modified, altered, changed or amended in any respect except in a writing signed by the respective authorized representatives of both Parties.

ARTICLE 19:	NOTICE

Any notice required to be given hereunder (other than routine transactional communications) shall be in writing and shall be sent by certified mail or courier service (such as FedEx) to the following addresses of the respective Parties (or to such other address as either Party may designate from time to time by written notice to the other Party)

To SQUARE At:	To ON SEMICONDUCTOR At:

SQUARE, INC.	ON SEMICONDUCTOR
901 Mission Street	5005 E. McDowell Rd, M/S A700
San Francisco, CA 94103	Phoenix, AZ 85008
Attn. General Counsel	Attn. Chief IP Counsel

ARTICLE 20:	RELATIONSHIP OF THE PARTIES

Nothing in this Agreement shall be deemed to create a partnership or any agency relationship between ON SEMICONDUCTOR and SQUARE. ON SEMICONDUCTOR and SQUARE are independent companies. No Party shall be entitled to act on behalf of and/or to bind the other Party.

ARTICLE 21: SEVERANCE

If any provision or part of any provision of this Agreement or the Exhibits hereto is invalidated by operation of law or otherwise, that provision or part will, to that extent, be deemed omitted and the remainder of the Agreement or applicable Exhibit will remain in full force and effect. In

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the place of any such invalid provision or part thereof, the Parties undertake to agree on a similar but valid provision the effect of which is as close as possible to that of the invalid provision or part thereof.

ARTICLE 22:	ENGLISH LANGUAGE AND CURRENCY

All communications, data, documentation and disclosures of information by the Parties under this Agreement will be in English and the English language will be the governing language in the performance of this Agreement. All prices set forth herein are in United States dollars, and all payments and computations shall be in United States dollars (or such other currency to which ON SEMICONDUCTOR, in its sole discretion, may expressly agree in writing).

ARTICLE 23:	WAIVER

The failure of a Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by any other Party of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the validity thereof or a Party’s right to enforce each and every such provision thereafter. The express waiver by a Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

ARTICLE 24:	UNITED STATES EXPORT CONTROLS

In order to facilitate the exchange of information in accordance with this Agreement and in conformity with the laws and regulations of the United States relating to the exportation of technical data, the Parties agree to comply fully with all relevant laws and regulations of the United States Government. Both Parties hereby certify that no technical data or direct products thereof will be made available or exported or re-exported, directly or indirectly, to anyone unless such prior authorization as may be required is first obtained by such Party from the Office of Export Administration of the U.S. Department of Commerce, International Trade Administration, in accordance with the Export Administration Regulations issued by the Department of Commerce of the United States in the administration of the Export Administration Act of 1979, as amended from time to time.

ARTICLE 25:	FORCE MAJEURE

Neither Party will be liable for not performing any of its obligations hereunder to the extent such non-performance results from Force Majeure. Such non-performance will be excused for as long as such Force Majeure shall be continuing provided that the non-performing party gives immediate written notice to the other party of the Force Majeure. Such non-performing party shall exercise all reasonable efforts to eliminate the Force Majeure and to resume performance of its affected obligations as soon as practicable. The expression “Force Majeure” shall mean acts of God, (civil) war, insurrections, fires, floods, epidemics, freight embargoes, material shortage or labor conditions, or similar events beyond reasonable control. Force Majeure affecting a Party’s contractors/suppliers shall not be considered to be Force Majeure affecting said Party.

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Each Party shall promptly notify the other Party in writing of any delay caused by Force Majeure. If the non-performing party is unable to resume performance within thirty (30) days after the delivery of the said written notice, the other party may terminate this Agreement without any liability.

ARTICLE 26:	GOVERNING LAW

26.1. Choice of Law. This Agreement shall be governed by, interpreted, construed and enforced in accordance with the laws of New York, without reference to its conflict of law principles. The United Nations Convention in the International Sale of Goods shall not apply to this Agreement or any transaction contemplated hereby.

26.2. Dispute Resolution. Any dispute concerning the validity, interpretation and/or performance of this Agreement shall first be discussed in good faith between the Parties in order to try to find an amicable solution.

ARTICLE 27:	PRODUCT USE RESTRICTION

ON SEMICONDUCTOR’S PRODUCTS ARE NOT DESIGNED, INTENDED OR AUTHORIZED FOR USE AS CRITICAL COMPONENTS IN LIFE SUPPORT DEVICES OR SYSTEMS WITHOUT THE EXPRESS WRITTEN APPROVAL OF THE ON SEMICONDUCTOR. SQUARE agrees to indemnify and hold ON SEMICONDUCTOR, its officers, employees, subsidiaries, affiliates, and distributors, harmless against all claims, costs, damages and expenses, and reasonable attorney’s fees arising out of, directly or indirectly, any claims of personal injury or death associated with such unauthorized use, even if such claim alleges that ON SEMICONDUCTOR was negligent regarding the design or manufacture of the part.

As used herein: (1) Life support devices or systems are devices or systems which, (a) are intended for surgical implant into the body, or (b) support or sustain life, and whose failure to perform when used properly, and in accordance with ON SEMICONDUCTOR’s applicable instructions or labeling, could reasonably be expected to result in injury or death to a user of a Life support device or system. (2) A critical component is any component of a life support device or system whose failure to perform can be reasonably expected to cause the failure of the life support device or system, or to affect its safety or effectiveness.

ARTICLE 28:	EXHIBITS

The following Exhibits are attached hereto and incorporated herein by this reference:

Exhibit A: ASIC Specification

Exhibit B: Statement of Work

Exhibit C: Production Product Supply Agreement Terms

Exhibit D: Letter of Authorization for SQUARE Authorized Purchaser

Exhibit E: ON SEMICONDUCTOR’S Packaging and Labeling Reference Manual

Exhibit F: Warranty Response Times

Exhibit G: Specified Technology

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative as of the date below.

For SQUARE, Inc.		For Semiconductor Components Industries, LLC

By:	/s/ Sarah Friar	By:	/s/ Ruth Franklin
	Signature		Signature
Name:	Sarah Friar	Name:	Ruth Franklin
Title:	CFO Interim COO	Title:	Corporate Contracts Counsel
Date:	4/2/2013	Date:	4/5/12

For ON Semiconductor Trading, Ltd.

		By:	/s/ Anne-Marie Hebert
Signature
		Name:	Anne-Marie Hebert
		Title:	General Manager, VP
		Date:	April 9, 2013

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Exhibit A

ASIC Specification

ON Semiconductor Product Specification

Device # 21427-900

ON Semiconductor undertakes to meet the following Product Specification. Any parameters or features which are not specified explicitly herein cannot be designed for and therefore cannot be warranted. Remedies for the failure of this device to comply with this Product Specification are set forth in other documents.

This Specification describes the behaviour of the circuit to be developed by ON Semiconductor. It is the customer’s responsibility to check it carefully to make sure that it meets the application requirements.

The parties agree to the terms of this Product Specification and agree it supersedes and cancels any and all previous agreements, written or oral, between the parties relating to the technical requirements the device must meet and expresses the complete and final understanding of the parties with respect thereto. This Specification must be signed by both parties at the exit of the Product Definition phase and at Product Release (Limited Transfer to Qualification or Limited Transfer to Production).

AGREED TO BY:

ON APPROVAL		CUSTOMER APPROVAL
Product Development		Design Engineer or Buyer:
Technical Lead: Jerry Monsen		Kartik Lamba

Signature	Date:	Signature	Date:

Business Unit		Customer Name: Square
Program Manager: Pat Sedlymayer
Division:

Signature	Date:

Project Name		Address:
Square M1

		Phone:	Fax:
Specification Version Number:		Customer Document Number
1.12		E-ICS-0076

[PAGES 2-50 OF EXHIBIT A HAVE BEEN REDACTED]

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Exhibit B

Statement of Work

This Statement of Work (“SOW”) is dated March 25, 2013 and incorporates by reference the terms of the ASIC Development and Supply Agreement, entered into by and between ON SEMICONDUCTOR, ON Semiconductor Trading, Ltd. and SQUARE, dated as of March 25, 2013 (“Agreement”). Any capitalized term used in this SOW but not defined herein shall have the meaning ascribed to such term in the Agreement.

I.	ASIC SPECIFICATION – See Exhibit A.

II.	DEVELOPMENT PHASE– As of the Effective Date, all development tasks in tables A and B below through “Post-Layout Chip Simulations (MS)*” have been completed.

A. DEFINITION PHASE

Development Task	Square Inc.	ON	Schedule (Critical Path)
[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

B. [***]

Development Task	Square Inc.	ON	Schedule (Critical Path)
[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]

[***]		[***]	[***]
[***]		[***]
[***]		[***]	[***]
[***]		[***]	[***]

[***]		[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]

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[***]	[***]
[***]	[***]	[***]

[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***] Samples		[***]

C. [***]

Development Task	Square Inc.	ON	Schedule (Critical Path)
[***]
[***]	[***]		[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]

[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]

[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]
[***]	[***]		[***]
[***]			[***]
[***]			[***]

III.	KEY MEMBERS - [***]

IV.	BASIC TERMs

Milestone Sign-Off: The signoff of the development milestones in this SOW by an authorized representative of SQUARE shall confirm acknowledgment by SQUARE of successful completion of those respective milestones.

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Engineering Samples: ON SEMICONDUCTOR shall use all commercially and technically reasonable efforts to develop, manufacture, package, test and ship to SQUARE, for SQUARE’s examination and testing, [***] Engineering Samples according to the milestone schedule in this SOW. SQUARE shall advise ON SEMICONDUCTOR in writing of SQUARE’s approval or rejection of such Engineering Samples in accordance with the Agreement and this SOW. Any written notice of rejection shall state with particularity the basis for SQUARE’s rejection of the Engineering Samples. ON SEMICONDUCTOR is obligated to repeat the Engineering Sample process set forth herein, at ON SEMICONDUCTOR’s expense, in the event that Product does not meet agreed specifications, or ON SEMICONDUCTOR misprocesses the Engineering Samples or the applicable requirements in Article 8 in the attached Agreement are not satisfied. ON SEMICONDUCTOR will use all commercially and technically reasonable efforts to repeat the Engineering Sample process within a period of time agreed by both Parties after SQUARE notifies ON SEMIOCONDCUTOR of its desire for the Engineering Sample process to be repeated.

Production Prototypes: Upon completion of development activities and SQUARE’s acceptance of the Engineering Samples, ON SEMICONDUCTOR shall deliver [***] Production Prototypes to SQUARE. SQUARE shall advise ON SEMICONDUCTOR in writing of SQUARE’s approval or rejection of Production Prototypes in accordance with the milestone schedule in this SOW. Rejection may only be for the failure of the Production Prototypes to comply with the applicable requirements in Article 8 in the attached Agreement. Any written notice of rejection shall state with particularity the basis for SQUARE’s rejection of the Production Prototypes. In the event that the Production Prototype does not operate properly per the ASIC Specification, SQUARE shall have the right to require ON SEMICONDUCTOR to repeat the Production Prototype process. The Parties will mutually agree on the changes necessary to redesign the Product so it conforms with applicable requirements. ON SEMICONDUCTOR will repeat the Production Prototype process set forth herein, at ON SEMICONDUCTOR’ expense, in the event that the prototypes do not meet the requirements herein. ON SEMICONDUCTOR will use all commercially and technically reasonable efforts to repeat the Production Prototype process within a period of time mutually agreed by both Parties after SQUARE notifies ON SEMICONDUCTOR of its desire for the Production Prototype process to be repeated.

Additional Engineering Samples. SQUARE may request additional Engineering Samples from the first shuttle run. If additional Engineering Samples are available, ON SEMICONDUCTOR will provide up to [***] at no additional cost to SQUARE. If additional Engineering Samples are not available from the first shuttle run, a second shuttle run will be required at a cost of [***] to SQUARE. The quantity of Engineering Samples provided to SQUARE will be [***] units but shall not exceed [***]. SQUARE shall not have any right to return such additional Engineering Samples to ON SEMICONDUCTOR.

Additional Production Prototypes. At SQUARE’s request, up to [***] additional Production Prototypes may be purchased by SQUARE from ON SEMICONDUCTOR at a price of [***]. These additional Production Prototypes shall be delivered in accordance with the milestone schedule mutually agreed by both Parties. Orders for additional Production Prototypes must be

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

received by ON SEMICONDUCTOR before reticle generation. SQUARE shall not have any right to return such additional Production Prototypes to ON SEMICONDUCTOR. SQUARE shall not have any right to require ON SEMICONDUCTOR to provide any replacement additional Production Prototypes, unless the additional Production Prototypes delivered by ON SEMICONDUCTOR to SQUARE do not satisfy the ASIC Specification or the requirements of Article 8 in the attached Agreement.

V.	NRE PAYMENT SCHEDULE

SQUARE shall pay the NRE to ON SEMICONDUCTOR in the total amount of [***] in accordance with the following schedule and within [***] days of issuance of ON SEMICONDUCTOR’s invoice applicable to the scheduled event:

Development Activity	NRE Charge
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2. NRE Charges Payment Schedule

Milestone	NRE Charge
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

**	Previously invoiced and paid.

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Exhibit C

Production Product Supply Agreement Terms

I. Pricing:

Contract Year Volume	Price (US$)
[***]	[***	]
[***]	[***	]
[***]	[***	]
[***]	[***	]

Note: Pricing changes may occur by mutual written agreement. The Production Product pricing in this Exhibit is based on the annual volumes in the table above and a minimum purchase order quantity of [***], provided that SQUARE may specify under a purchase order multiple delivery dates (no more than three months apart) of not less than [***] per shippable line (based upon applicable reel size). If actual annual volumes fall below [***], the Parties will mutually agree in writing to pricing changes for annual volumes below [***].

II. Supply:

A. Supply. Subject to the terms and conditions of the Agreement, following the Product Release Date, ON SEMICONDUCTOR will manufacture Production Products in accordance with the ASIC Specification and any applicable SOWs approved in writing by SQUARE and supply SQUARE or an Authorized Purchaser with such Production Products, and SQUARE or an Authorized Purchaser will purchase Production Products ordered pursuant to purchase orders placed from time to time.

B. Procurement. ON SEMICONDUCTOR will manage all material procurement and production planning, including, without limitation, support of procurement for development builds, and will be responsible for placing purchase orders for SQUARE approved third-party components in a timely manner.

III. Ordering:

A. Submission of Purchase Orders. SQUARE or an Authorized Purchaser may order Production Products by submitting purchase orders to ON SEMICONDUCTOR in writing or through electronic transmission. Such purchase order shall serve as authorization to ON SEMICONDUCTOR to procure materials, manufacture Production Product and deliver Production Product.

B. Acceptance of Purchase Orders. Unless otherwise specified under an applicable SOW, ON SEMICONDUCTOR will accept all purchase orders submitted by SQUARE or an Authorized Purchaser that are both covered by a Forecast (as defined in this Exhibit) confirmed

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by ON SEMICONDUCTOR and conform with the terms of the Agreement and this Exhibit. ON SEMICONDUCTOR may only reject a purchase order for Production Products if the number of Production Products ordered exceeds the number forecasted in a then current Forecast, or if the purchase order does not conform with the terms of the Agreement and this Exhibit. If SQUARE’S purchase order provides for a delivery date that is shorter than the Lead Time, within three (3) business days of receipt of such purchase order, ON SEMICONDUCTOR shall notify SQUARE in writing if it cannot meet such delivery date and propose a new delivery date. Within three (3) business days of receipt of such notice, SQUARE will respond in writing by accepting such new delivery date or canceling the purchase order without liability. If SQUARE fails to respond in writing within such time period, the purchase order will be deemed accepted.

C. No Conflicting Terms. Any terms and conditions contained in ON SEMICONDUCTOR’S purchase order acknowledgments that are inconsistent with or in addition to the terms and conditions of the Agreement or purchase orders are hereby rejected by SQUARE and will be deemed null and of no effect.

D. Supply Constraint. If ON SEMICONDUCTOR’S ability to supply Production Products in accordance with the then-current Forecast is constrained for any reason, ON SEMICONDUCTOR agrees that ON SEMICONDUCTOR will (i) allocate the constrained material or resource so that ON SEMICONDUCTOR is able to fulfill SQUARE’s purchase orders on at least an equitable basis, and (ii) immediately escalate the issue to both Parties’ management for the purpose of resolving the supply constraint.

E. Rescheduling and Cancellation.

Re-scheduling policy:

1.	Deliveries schedules in [***] (the “Lead Time”) may be rescheduled once to a later date without liability, provided, however, that if SQUARE has approved in writing a written request by ON SEMICONDUCTOR to order Raw Materials and start work prior to the Lead time, such later date may not be later than [***] from the original schedule delivery date.

2.	Deliveries rescheduled within the current Quarter * can be rescheduled to a later date but no later than the end of the current quarter. No reschedules within [***] of the delivery date.

3.	ON SEMICONDUCTOR will use all commercially reasonable efforts to support SQUARE’s requests for advanced deliveries. Specific arrangements will be made on a case by case basis.

Cancellation policy:

1.	Orders scheduled for delivery in excess of the Lead Time may be cancelled without liability.

2.	Orders cancelled within the Lead Time will be charged fees based on the following factors, WIP plus Raw Materials:

a)	Location of the Work In Progress (WIP), meaning any material started to cover the stock, at the time of receiving the written cancellation request.

b)	Device specific Raw Materials procured by ON SEMICONDUCTOR for the specific purpose of manufacturing the device being cancelled [***]

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3.	WIP cancellation charges:

a)	[***]	[***]

b)	[***]	[***]

c)	[***]	[***]

d)	[***]	[***]

Note:	* Quarters are calendar quarters determined as follows:

Quarter 1: calendar week 1 through 13;
Quarter 2: calendar week 14 through 26;
Quarter 3: calendar week 27 through 39;
Quarter 4: calendar week 40 through 52.

IV. Forecasts:

A. Rolling Forecast. SQUARE or its Authorized Purchasers will provide ON SEMICONDUCTOR on a monthly basis with a rolling [***] forecast, and on a weekly basis with a [***] week forecast, of its anticipated orders for each Production Product (each, a “Forecast”). SQUARE and ON SEMICONDUCTOR acknowledge and agree that: (a) each such Forecast is a good faith estimate of SQUARE’s anticipated orders for Production Products based on information then available to SQUARE and that SQUARE is providing such Forecasts only as an accommodation to ON SEMICONDUCTOR; and (b) Forecasts do not constitute a binding order or commitment of any kind by Square to purchase Production Products. Within [***] of receipt of a Forecast, ON SEMICONDUCTOR will respond confirming supply of the Production Products available to meet the Forecast. ON SEMICONDUCTOR agrees to confirm subsequent Forecasts with respect to each week of the Forecast to the extent that: (i) the subsequent Forecast does not exceed the previous Forecast for the same week; or (ii) if no previous Forecast exists for a week, the quantity for such week is not materially greater than the last week of the previous Forecast. If ON SEMICONDUCTOR does not respond with confirmation of supply of the Production Products within [***], the Forecast is deemed accepted by ON SEMICONDUCTOR.

B. Buffer Stock.

1.	ON SEMICONDUCTOR requires the placement of a non-cancellable blanket purchase order from SQUARE to cover a mutually agreed upon quantity of finished product “Buffer Stock” of Production Product for device stocking at the unit price set forth in this Exhibit. ON SEMICONDUCTOR shall establish the Buffer Stock within the Lead Time following receipt of the blanket purchase order based on current lead-time. ON SEMICONDCUTOR will manage this Buffer Stock inventory in a finished goods stockroom designated by ON SEMICONDUCTOR. The stocking level of finished Products will be reviewed by the Parties [***].

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2.	SQUARE will be liable for this Buffer Stock inventory and any work in progress (WIP) to support this inventory. For freshness and quality purposes, SQUARE is required to purchase Production Product in an amount equivalent to the number of stocked finished Products at least every [***] (at SQUARE’S option, either substituting such Buffer Stock inventory for, or adding such Buffer Stock inventory to, units of Production Product in the Forecast). In the event SQUARE does not take delivery of an amount equivalent to the finished Buffer Stock quantity within [***], ON reserves the right to cancel this Buffer Stock program and ship all finished Buffer Stock to SQUARE. In that event, SQUARE will be invoiced against the blanket purchase order for finished Buffer Stock and any WIP will be billed according to the cancellation schedule contained in this Exhibit.

3.	To minimize the potential for the complete depletion of the Buffer Stock quantity, SQUARE will be required to keep a mutually agreed upon number of weeks of Production Product backlog in Buffer Stock at any given time with ON SEMICONDUCTOR.

4.	If the quantity of Buffer Stock is depleted to less than the agreed upon amount, ON SEMICONDUCTOR shall restore the Buffer Stock within a reasonable time-frame which in no event shall be less than the Lead Time.

5.	All Buffer Stock purchase orders canceled within the Lead Time window will be assessed a cancellation charge according to the cancellation schedule contained in this Exhibit.

6.	This Buffer Stock program may be terminated by either Party with [***] prior written notice to the other Party. In the event of termination of the Buffer Stock program or the Agreement, SQUARE will be invoiced against the blanket purchase order for any Buffer Stock finished Production Product and any WIP. With respect to WIP, SQUARE shall promptly notify ON SEMICONDUCTOR whether to finish manufacturing or whether SQUARE wishes to pay the applicable cancellation charges as described within this Exhibit. Failure of SQUARE to specify its election [***] of notice of termination shall result [***].

V. Delivery:

A. Shipping Requirements. Unless otherwise expressly specified in a purchase order by SQUARE or an Authorized Purchaser, ON SEMICONDUCTOR will ensure that the Production Products are packaged, marked in a manner that is: (a) in accordance with ON SEMICONDUCTOR’S Packaging and Labeling Reference Manual attached as Exhibit E; Each shipment will be accompanied by a packing slip that sets forth the part numbers and quantities and the applicable purchase order number(s).

B. Shipping Terms. ON SEMICONDUCTOR will ship the Production Products FCA (Incoterms 2010). Risk of loss transfers at placement with SQUARE’s carrier at the applicable ON SEMICONDUCTOR hub global distribution center (“ON GDC”) designated by SQUARE.

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ON SEMICONDUCTOR will be responsible for arranging all necessary transportation, packaging, insurance, and customs clearance and export documentation, as applicable, and for pre-payment of all costs and charges related thereto (collectively, “Shipping Costs”). ON SEMICONDUCTOR will bear all risk of loss or damage to the Production Products and will retain title to the Production Products until the Production Products are delivered to the ON GDC designated in the applicable purchase order.

C. Acceptance. SQUARE or an Authorized Purchaser will have a period of [***] following delivery of the Production Products to notify ON SEMICONDUCTOR of any discrepancies in the shipment quantity. SQUARE or an Authorized Purchaser will have a period of [***] following delivery of the Production Products to test and inspect the Production Products and to notify ON SEMICONDUCTOR of: (a) any nonconformities of the Production Product with the applicable ASIC Specification; or (b) any defects in material or workmanship. SQUARE or an Authorized Purchaser will notify ON SEMICONDUCTOR in writing of its acceptance or rejection of any portion of any delivery of the Production Products prior to the expiration of such [***] period.

D. Delay in Shipment. ON SEMICONDUCTOR will promptly notify SQUARE and its Authorized Purchaser in writing (including electronically) of any anticipated delay in excess of [***] in meeting the delivery dates specified in the accepted purchase order (or, if not set forth in the accepted purchase order, such other delivery date as may be mutually agreed to between the parties) stating the reasons for the delay, and, where requested by SQUARE or the Authorized Purchaser, use priority freight shipping at ON SEMICONDUCTOR’s sole cost.

E. Product Returns. If SQUARE or an Authorized Purchaser rejects a delivery of Production Products pursuant to this Exhibit or if SQUARE or an Authorized Purchaser desires to return a Production Product to ON SEMICONDUCTOR pursuant to the warranty provisions of the Agreement, then SQUARE or an Authorized Purchaser will, in each instance, first obtain a Return Material Authorization (“RMA”) number from ON SEMICONDUCTOR and will use reasonable efforts to return such Production Products to ON SEMICONDUCTOR in accordance with ON SEMICONDUCTOR’s RMA procedure. ON SEMICONDUCTOR will be responsible for and will pay all Shipping Costs incurred by SQUARE in connection with shipping such Production Products to ON SEMICONDUCTOR and as well as for any Shipping Costs for shipping replacement Production Products to SQUARE or an Authorized Purchaser.

VI. Invoicing and Payment Terms:

A. Invoicing. For all Production Product delivered under the Agreement, ON SEMICONDUCTOR will issue an invoice to SQUARE or the Authorized Purchaser on the date that ON SEMICONDUCTOR ships the Production Products to SQUARE or the Authorized Purchaser and, unless SQUARE or the Authorized Purchaser rejects a shipment of the Production Products (or a portion of a shipment) in accordance with the provisions of this Exhibit or otherwise disputes an invoice, SQUARE or the Authorized Purchaser will pay such undisputed amounts within [***] of invoice date.

Confidential

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

B. Invoice Disputes. ON SEMICONDUCTOR must provide supporting documentation to SQUARE for any disputed invoice within [***] after receiving any such notice. If a correction is warranted, SQUARE will pay the corrected amount within [***] the corrected invoice date, or if the correction is reflected on the next regular invoice, within [***] after the date of that invoice. While the Parties work to resolve good-faith disputes under this section, neither party will be deemed to be in breach of the Agreement.

C. Quality. ON SEMICONDUCTOR shall manufacture Production Products at an outgoing quality level of [***] or better, and at an annualized failure rate of less than [***] shall also work toward [***] through continuous process improvement.

D. Taxes. SQUARE or the Authorized Purchaser will pay all taxes and duties that are assessed by any national, federal, state or local governmental authority on SQUARE’s or the Authorized Purchaser’s purchase of the Production Products, including, without limitation, sales, use, excise, and value-added, but excluding any taxes based on ON SEMICONDUCTOR’s income or gross receipts (collectively, “Taxes”). Notwithstanding the foregoing, SQUARE or the Authorized Purchaser will have no obligation to pay any such Taxes to the extent SQUARE or the Authorized Purchaser timely provides ON SEMICONDUCTOR with a valid tax exemption resale certificate or other similar document.

Confidential

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXHIBIT D

Letter of Authorization

SQUARE’s Authorized Purchasers Authorization Letter Template

[DATE]

[SQUARE’s Authorized Purchaser]

[ADDRESS]

Re:	Letter of Authorization (“LOA”)

To Whom It May Concern:

This Letter of Authorization is issued by SQUARE, INC. (“SQUARE”) in connection with the ASIC Development Agreement entered into between SQUARE and ON SEMICONDUCTOR as of [DATE] (the “Agreement”) to authorize              (“SQUARE Authorized Purchaser”) under the Agreement as of [DATE] (the “Effective Date”).

SQUARE, SQUARE’s Authorized Purchaser and ON SEMICONDUCTOR hereby agree:

1.	Authorization. SQUARE authorizes SQUARE’s Authorized Purchaser to purchase Products from ON SEMICONDUCTOR and gives ON SEMICONDUCTOR the right to sell Products to SQUARE’s Authorized Purchaser under the Agreement until this Letter of Authorization is terminated in accordance with Paragraph 3 below.

2.	Exclusivity. SQUARE’s Authorized Purchaser agrees that Products purchased from ON SEMICONDUCTOR or its affiliates under the LOA will only be used in SQUARE’s products.

3.	Termination. This LOA will automatically terminate, without further notice or action by any party hereto upon the earlier of: (i) the termination or expiration of the Agreement; (ii) if SQUARE terminates either or both of the authorizations in Paragraph 2 above upon written notice to SQUARE’s Authorized Purchaser and ON SEMICONDUCTOR. In the event that this LOA is terminated, the provisions of Paragraph 2 will survive.

4.	Counterparts. This Letter of Authorization may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

Confidential

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

IN WITNESS WHEREOF, the parties have caused this LOA to be duly signed by its authorized representatives as of the Effective Date.

Acknowledged and agreed:

SQUARE, INC.	SQUARE’s Authorized Purchaser:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Confidential

Exhibit E

ON SEMICONDUCTOR PACKAGING AND LABELING REFERENCE MANUAL

ON Semiconductor

Enabling Energy Efficient Solutions

LABELRM/D
Rev. 4, Feb-2012

Packaging and Labeling Reference Manual

Guidelines and standards for product packaging and labeling from ON Semiconductor.

www.onsemi.com

Copyright © 2012, SCILLC

ON Semiconductor Enabling Energy Efficient Solution LABELRM/D Rev. 4, Feb-2012 Packaging and Labeling Reference Manual Guidelines and standards for product packaging And labeling form ON Semiconductor. Copyright © 2012, SCILLC

Confidential

Enabling Energy Efficient Solutions Table of Contents Label Types 2 MPN Label 2 CPN Label 3 Shipping Label 3 Dry Pack Labeling 4 Packaging and Graphics 5 Sample ON Semiconductor Intermediate Boxes Showing Graphics 5 Packing List & Certificate of Compliance 8 Definitions • MPN Label: A bar code label containing the ON Semiconductor Manufacturer Part Number of the device and other traceability information. Label dimensions are 1.625” x 4.9” (41.3 mm x 124.5 mm). • CPN Label: A bar code label containing the Customer part number of the device and other traceability information. Label dimensions are 1.625” x 4.9” (41.3 mm x 124.5 mm). • Intermediate Box: The box that houses the reel or tube(s) containing product. Each Intermediate Box will have an MPN Label and a CPN Label when required. ON Semiconductor Intermediate boxes have ON Semiconductor logos and graphics on the exterior of the box, and have an electrostatic lining. • Shipping Label: A bar coded label used to identify the contents of a shipping container. This also contains a “ship to” name and address. Label dimensions are 4.5” X 6.5” (114.3 mm x 165.1 mm) • Overpack Box: The box that contains one or more Intermediate Boxes. Each Overpack box will have a Shipping Label. ON Semiconductor Overpack boxes have no logos or graphics. Labels MPN Label Each Intermediate Box will have a standard ON Semiconductor MPN Label. The label consists of the following elements: Field Name Description MPN (1P)* Manufacturer Part Number LOT (1T)* Lot Number DTE (9D)* Date Code(s) QTY (Q)* Quantity in container ASSY LOC (21)* Assembly Location Code (Internal to ON Semiconductor) SERIAL NBR (S)* Internal to ON Semiconductor CS Custom Source 2 digit wafer fabrication code ASSY IN Country of assembly MS LEVEL Moisture Sensitivity Data HOURS Hours TEMP Temperature SEALED DATE Sealed Date Halide Free Logo Indicates if material is Halide Free RoHS Indicates if material complies with Europe RoHS Pb Free Logo Indicates if material is Pb Free 2LI e category Indicates type of 2nd level interconnect plating UL Logo Indicates if material is Underwriter Laboratories listed device China RoHS Logo Indicates if material complies with China RoHS * Barcoded fields. Sample MPN Label Page 2 Packaging and Labeling Reference Manual (bar code)

www.onsemi.com

CPN Label

* Barcoded fields.

(P) CUST PROD ID: KCRE-121-79117-0003
(Q) QTY: 16000
(2V) VDR: 689606
(4L) COO: MY
(9D) DTE: 1120
MPN: NUF8402MNT4G

Sample CPN Label

Shipping Label

* Barcoded fields.

FROM:
ON SEMI JAPAN LTD, 2-9-2-9-1 JAMIMEGURO,MEGURO
TOKYO, 153-0051, JAPAN
MPN:
FO:
SHIP TO:
GUNMA ORA-GUN OIZUMI-MACHI
SENGOKU 2-26-1
JAPAN
(3S) PKG ID: 689606KFWT20001
(K) TRANS ID: TEST 23JUN11
(P) CUSTOMER PROD ID: KCRE-121-79117-0003
(Q) QUANTITY: 40000
(13Q) PACKAGE COUNT: 1/1
2LI
e3
RoHS = Y
COO ASSY:
MY
HF
(S) SERIAL #: KFWT20+1/1
(20L) CUSTS: GUNMA
(6L) CONSOL:JOSNY1
FACT EPSD: 13 JUN 11
LPSD: 25 JUN 11
D/C EPSD: 19 JUN 11
LPSD: 26 JUN 11
ON Semiconductor Internal Use Only

Sample Shipping Label

ON Semiconductor

Page 3

www.onsemi.com CPN Label Some Intermediate Boxes may have a standard ON Semiconductor CPN Label. The label consists of the following elements: Field Name Description CUST PROD ID (P)* Customer Part Number QTY (Q)* Quantity in container VDR (2V)* UCC Vendor Code for ON Semiconductor COO (4L)* Country of Origin DTE (9D)* Date Code(s) MPN Manufacturer Part Number * Barcoded fields. Sample CPN Label Shipping Label Each Overpack will have a standard ON Semiconductor shipping label. The label consists of the following elements: Field Name Description FROM ON Semiconductor return address SHIP TO Customer Name and Address MPN Manfacturer Part Number Factory Order Number; Line Item; Factory FO Order Sub Job (3S) PKG ID* ON Semiconductor UCC code, packing list number and three digit package number (K) TRANS ID* Purchase Order Number (P) CUSTOMER PROD ID* Customer Part Number (Q) QUANTITY* Package Quantity Which package out of the total number of (13Q) PACKAGE COUNT* packages in the shipment (S) Serial #* Packing List number + which package out the total number of packages in the shipment (No Header) Various Environmental Logos COO Assy Country of Origin based on Assembly, with 2 digit ISO Country Code. (No Header) Customer Code * Barcoded fields. Sample Shipping Label ON Semiconductor Page 3 (bar code)

Enabling Energy Efficient Solutions Dry Pack Labeling For product requiring dry packing, CPN labels will be included per the following process: • CPN Label 1: will be permanently affixed on the outside of the dry pack bag above the MPN label. • CPN Label 2: will be a REMOVABLE (peel and stick) label that will be placed on the outside of the dry pack bag. • CPN Label 3: will be permanently affixed on the outside of the intermediate carton. (Reel Inside Bag) CPN 1 Label CPN 2 Label (Peel & Stick) MPN Label MSL Information (Dry-Pak Bag) Sample Dry Pack Labels and Example Page 4 Packaging and Labeling Reference Manual

www.onsemi.com Packaging and Graphics Shipments from ON Semiconductor will follow ON Semiconductor standard packaging process. The Overpack box may contain multiple Intermediate boxes of a single product. For each line item on an order that is shipped, there will be at least one overpack box [more if the quantity of intermediate boxes exceeds the capacity of the overpack box]. Any overpack box will contain one and only one part number, but may contain varying lots and date codes based on the content of the Intermediate Boxes. Intermediate Boxes MPN Labels CPN Labels Shipping Label Overpack Box Packing Slip Pouch CPN MPN MPN Standard Rail (Tube) Boxes and Other Intermediate Boxes Two Labels on one end: Any Intermediate Box that will accommodate 2 labels on one end. The MPN LABEL will be placed on the end of the box (small face) and to the left of the ?ap opening. If a CPN label is REQUIRED, it will be placed directly above the Standard Label. Labels may be centered on the Box End (small face) or may be placed to the left or right sides of the Box End as space allows. The requirement is for the CPN Label to be located above the MPN Label. ON Semiconductor Page 5

Enabling Energy Efficient Solutions

ON Semiconductor
ON
MPN

Tube Boxes

ON Semiconductor
ON
MPN

"Pizza" Boxes

Sample ON Semiconductor Intermediate Boxes Showing Graphics

(Please Note: These boxes are BROWN in Color)

Page 6 Packaging and Labeling Reference Manual

Enabling Energy Efficient Solutions Tube Boxes “Pizza” Boxes Sample ON Semiconductor Intermediate Boxes Showing Graphics (Please Note: These boxes are BROWN in Color) Page 6 Packaging and Labeling Reference Manual

www.onsemi.com

ON Semiconductor
ON
WARNING
STATIC

Electrostatic Notification

OBSERVE PRECAUTIONS
FOR HANDLING
ELECTRONIC SENSITIVE
DEVICES

ON Semiconductor

Page 7

www.onsemi.com Electrostatic Notification ON Semiconductor Page 7

Enabling Energy Efficient Solutions Packaging List and Certificate of Compliance The primary Overpack box will contain a packing list detailing the contents of all Overpack boxes in the order. The Packing List contains the ON Semiconductor standard Certificate(s) of Compliance. The label consists of the following elements: Field Name Description Ship From ON Semiconductor Return Address Ship To Customer’s Name and Address Bill To Customer’s Billing Address Customer code ON Semiconductor designated customer identifier End Customer PO No. Issuing Customer purchase order number S/B Pick Bank (formerly called Source Bank) F/O Sales Order (formerly called Factory Order) S/J Sub Job (3 maximum sub jobs, then prints multiple) L/L Sales Delivery (formerly called Line/Line) (3 maximum deliveries, then prints multiple) Purchase Order Date Purchase Order Issuance Date Customer Req. Date Customer Required Date Manufacturer P.D. Date Manufacturer Planned Delivery Date Text CSD Customer Schedule Date FOB Freight On Board – Customer takes possession at the location specified TERMS Freight shipping terms (who pays the freight) Ship VIA Carrier or Freight Forwarder PKG# Shipment package number Weight Package weight in pounds and kilograms Waybill Number Shipper identification number for that shipment used for tracking Lot Number Product manufacturing lot number Quantity Manufacturing lot quantity Date Code Manufacturing dates Revision Revision number of part Assembly Location Manufacturing Location Die Origin Die Fabrication Location (2V) Vendor ID ON Semiconductor UCC number or Customer assigned Vendor Code (11K) Packing List Packing List number (ON Semiconductor pickref) Text (4S) Package ID Vendor ID and packing list number (K) Trans ID Customer’s purchase order number and (P) Customer Prod ID Customer Part Number (1P) Manufacturer Part Number ON Semiconductor Part Number Code (Z) Parcels Total box count Bar (2Q) Total Weight in KG Total Package weight of shipment in kilograms (weight in pound listed above kg) (Q) Qty This Shipment Package Quantity (13D) Date Code Product dated code(s) Page 8 Packaging and Labeling Reference Manual

www.onsemi.com

SHIP FROM

(2V) VENDOR ID: 689606

(11K) PACKING LIST: 5T3107

DATE: 27 SEP 11
PAGE 1 OF 2

SEMICONDUCTOR COMPONENTS INDUSTRIES LLC
5005 EAST MCDOWELL ROAD
PHOENIX, ARIZONA 85008
602-244-6600

END CUSTOMER PO NO. 168921

PO ITEM 4

CUSTOMER CODE :

S/B: SN10
F/O: 2830DJ-04
S/J: A01
L/L: 03

SHIP TO

BILL TO

PURCHASE ORDER DATE: 22 AUG 11
CUSTOMER REQ. DATE: 16 SEP 11
MANUFACTURER P.D. DATE: 02 OCT 11
CSD: 05 SEP 11

(4S) PACKAGE ID: 689606 5T3107

(Z) PARCELS: 13

(K) TRANS ID: 168921

ROUNDED WEIGHT BY PACKAGE (29.5 KGS)
(2Q) TOTAL WEIGHT IN LB 65.0

(P) CUSTOMER PROD ID: 2510-011-12

(Q) QTY THIS SHIPMENT: 101

(1P) MANUFACTURER PART NUMBER: FCDN608-TKY

REVISION:

(13D) DATE CODES OLDEST/NEWEST: 11391139

THIS ORDER/SALE LIMITS ACCEPTANCE TO THE TERMS HEREIN AND TO ON SEMICONDUCTOR'S STANDARD TERMS AND CONDITIONS OF SALE AVAILABLE AT www.onsemi.com WHICH ARE INCORPORATED HEREIN. ANY ADDITIONAL OR DIFFERENT TERMS PROPOSED BY BUYER ARE REJECTED UNLESS EXPRESSLY AGREED TO IN WRITING.

FOB - TERMS
CA N3

SHIP VIA: LA3 CHARGES: 0.00

PRO#	LBS (WEIGHT)	KGS	OVERPACK-ID
(001)	5.0	2.3	5T3107+1/13
(002)	5.0	2.3	5T3107+2/13
(003)	5.0	2.3	5T3107+3/13

LOT NUMBER	QUANTITY	DATE CODE	ASSEMBLY LOCATION	DIE ORIGIN
GB25730A	12	1139	USA	CN
GB25810	12	1139	USA	CN
GB25830	12	1139	USA	CN
GB27620A	11	1139	USA	CN
GB27640A	12	1139	USA	CN
GB27650A	12	1139	USA	CN

CERTIFICATE OF COMPLIANCE

IT IS HEREBY CERTIFIED THAT ALL ARTICLES IN THE QUANTITIES AS CALLED FOR IN THE ABOVE PURCHASE ORDER ARE IN CONFORMANCE WITH THE REQUIREMENTS, SPECIFICATIONS AND DRAWINGS LISTED ON THAT ORDER WHICH HAVE BEEN ACCEPTED BY ON SEMICONDUCTOR IN WRITING. RECORDS SUBSTANTIATING THE ABOVE STATEMENT ARE AVAILABLE IN OUR FILES FOR INSPECTION BY AUTHORIZED PERSONNEL.

KEENAN EVANS, VICE PRESIDENT AND DIRECTOR QUALITY

NOTICE TO SUBSEQUENT PURCHASER OR REPACKER

SOME OF THE ARTICLES INCLUDED HEREIN ARE IMPORTED AND CAN BE IDENTIFIED BY THE MARKING ON THEIR CONTAINERS INDICATING MANUFACTURE IN COUNTRIES OTHER THAN THE UNITED STATES. THE REQUIREMENTS OF 19 U.S.C. 1304 AND 19 CFR PART 134 PROVIDE THAT THE IMPORTED ARTICLES OR THEIR CONTAINERS MUST BE MARKED IN A CONSPICUOUS PLACE AS LEGIBLY, INDELIBLY AND PERMANENTLY AS THE NATURE OF THE ARTICLE OR CONTAINER WILL PERMIT, IN SUCH A MANNER AS TO INDICATE TO AN ULTIMATE PURCHASER IN THE UNITED STATES, THE ENGLISH NAME OF THE COUNTRY OF ORIGIN OF THE ARTICLE.

$# 0000725.0000 CR CHK: N

Certificate of Compliance

Sample Packing List

ON Semiconductor Page 9

www.onsemi.com (BAR CODE) Certificate of Compliance Sample Packing List ON Semiconductor Page 9

www.onsemi.com Sales and Design Assistance from ON Semiconductor ON Semiconductor Distribution Partners AMSC Co. www.amsc.co.jp (81) 422 54 6622 Arrow Electronics www.arrow.com (800) 777-2776 Avnet www.em.avnet.com (800) 332-8638 Daiwa Distribution Ltd. www.daiwahk.com (852) 2341 3351 Digi-Key www.digikey.com (800) 344-4539 EBV Elektronik www.ebv.com/en/locations.html (49) 8121 774-0 Fuji Electric Co. www.fujiele.co.jp (81) 3 3814 1411 Future & FAI Electronics www.futureelectronics.com/contact 1-800-FUTURE1 (388-8731) KH Electronics Inc. www.khelec.com/kor (82) 42 471 8521 Marubun www.marubun.co.jp (81) 3 3639 5630 Mitsui Electronics Inc. www.btel.co.jp (81) 3 6403 5900 Mouser Electronics www.mouser.com (800) 346-6873 Newark/Farnell www.farnell.com/onsemi (800) 4-NEWARK Promate Electronic Co. www.promate.com.tw (886) 2 2659 0303 Segyung Britestone Co. www.britestone.com (82) 2 3218 1511 Serial Microelectronics, HK www.serialsys.com.hk (852) 2790 8220 Taewon Inc. www.taewon.net (82) 2 6679 9000 Tokyo Electron Device Co. hwww.teldevice.co.jp (81) 45 443 4000 World Peace Industries Co. www.wpi-group.com (852) 2365 4860 WT Microelectronics Co. www.wtmec.com (852) 2950 0820 Yosun Electronics www.yosun.com.tw (886) 2 2659 8168 INTERNATIONAL GREATER CHINA Beijing 86-10-8577-8200 Hong Kong 852-2689-0088 Shenzhen 86-755-8209-1128 Shanghai 86-21-5131-7168 Taipei, Taiwan 886-2-2377-9911 FRANCE Paris 33 (0)1 39-26-41-00 GERMANY Munich 49 (0) 89-93-0808-0 INDIA Bagalore 91-98-808-86706 ISRAEL Raanana 972 (0) 9-9609-111 ITALY Milan 39 02 9239311 JAPAN Tokyo 81-3-5817-1050 KOREA Seoul 82-2-2190-3500 MALAYSIA Penang 60-4-6463877 SINGAPORE Singapore 65-6442-1226 SLOVAKIA Piestany 421 33 790 2450 UNITED KINGDOM Slough 44 (0) 1753 70 1676 For a comprehensive listing of ON Semiconductor Sales Offices, please visit: www.onsemi.com/salessupport AMERICAS REP FIRMS Alabama Huntsville e-Components (256) 533-2444 Brazil Countrywide Ammon & Rizos (+55) 11-4688-1960 California Bay Area L2 (408) 433-9388 Canada Eastern Canada Astec (905) 607-1444 Western Canada Sifore (503) 977-6267 Connecticut Statewide Genesis Associates (781) 270-9540 Florida Statewide e-Components (888) 468-2444 Georgia Atlanta e-Components (888) 468-2444 Illinois Hoffman Estates Stan Clothier Company (847) 781-4010 Indiana Fishers Bear VAI (317) 570-0707 Iowa Cedar Rapids Essig & Associates (319) 363-8703 Kansas Overland Park Stan Clothier Company (913) 894-1675 Maryland Columbia Third Wave Solutions (410) 290-5990 Massachusetts Burlington Genesis Associates (781) 270-9540 Mexico Countrywide Ammon & Rizos (+55) 11-4688-1960 Michigan St. Joseph Bear VAI (440) 526-1991 Minnesota Eden Prairie Stan Clothier Company (952) 944-3456 Missouri St. Charles Stan Clothier Company (636) 916-3777 New Jersey Statewide S.J. Metro (516) 942-3232 New York Binghamton TriTech—Full Line Rep (607) 722-3580 Jericho S.J. Metro (516) 942-3232 Rochester TriTech—Full Line Rep (585) 385-6500 North Carolina Raleigh e-Components (888) 468-2444 Ohio Brecksville Bear VAI Technology (440) 526-1991 Oregon Portland SiFore Technical (503) 977-6267 Puerto Rico Countrywide e-Components (888) 468-2444 Washington Bellevue SiFore Technical (425) 990-4701 Wisconsin Evansville Stan Clothier Company (608) 882-0686 Oconomowoc Stan Clothier Company (608) 882-0686 ON Semiconductor and the ON logo are registered trademarks of Semiconductor Components Industries, LLC (SCILLC). SCILLC reserves the right to make changes without further notice to any products herein. SCILLC makes no warranty, representation or guarantee regarding the suitability of its products for any particular purpose, nor does SCILLC assume any liability arising out of the application or use of any product or circuit, and specifically disclaims any and all liability, including without limitation special, consequential or incidental damages. “Typical” parameters which may be provided in SCILLC data sheets and/or specifications can and do vary in different applications and actual performance may vary over time. All operating parameters, including “Typicals” must be validated for each customer application by customer’s technical experts. SCILLC does not convey any license under its patent rights nor the rights of others. SCILLC products are not designed, intended, or authorized for use as components in systems intended for surgical implant into the body, or other applications intended to support or sustain life, or for any other application in which the failure of the SCILLC product could create a situation where personal injury or death may occur. Should Buyer purchase or use SCILLC products for any such unintended or unauthorized application, Buyer shall indemnify and hold SCILLC and its officers, employees, subsidiaries, affiliates, and distributors harmless against all claims, costs, damages, and expenses, and reasonable attorney fees arising out of, directly or indirectly, any claim of personal injury or death associated with such unintended or unauthorized use, even if such claim alleges that SCILLC was negligent regarding the design or manufacture of the part. SCILLC is an Equal Opportunity/Affirmative Action Employer. This literature is subject to all applicable copyright laws and is not for resale in any manner. PUBLICATION ORDERING INFORMATION LITERATURE FULFILLMENT: N. American Technical Support: 800-282-9855 Toll Free ON Semiconductor Website: www.onsemi.com Literature Distribution Center for ON Semiconductor USA/Canada. P.O. Box 5163, Denver, Colorado 80217 USA Europe, Middle East and Africa Technical Support: Order Literature: http://www.onsemi.com/orderlit Phone: 303-675-2175 or 800-344-3860 Toll Free USA/Canada Phone: 421 33 790 2910 Fax: 303-675-2176 or 800-344-3867 Toll Free USA/Canada Japan Customer Focus Center For additional information, please contact your local Email: orderlit@onsemi.com Phone: 81-3-5817-1050 Sales Representative PDF ONLY LABELRM/D

Exhibit F

Warranty Response Times

•	Acknowledgement in [***]

•	Preliminary response in [***]

•	Confirmation of failure in [***]

Confidential

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Exhibit G

Specified Technology

Specified Technology consists of the following 3 items:

1.	[***]

2.	[***]

3.	[***]

*	For purposes of clarity, ON SEMICONDUCTOR shall own all ON SEMICONDUCTOR Foreground Intellectual Property rights in ON SEMICONDUCTOR’S implementation of the [***] in the Product [***]. The foregoing ON SEMICONDUCTOR Foreground Intellectual Property rights in the [***] shall be excluded from the license set forth in Section 14.2.1 of the Agreement and the restriction set forth in Section 14.2.2 of the Agreement.

Confidential

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.